Exhibit 10.1

2015 EQUITY INCENTIVE PLAN

OF

DECIPHERA PHARMACEUTICALS, LLC

TABLE OF CONTENTS

1.	Purpose	1
2.	Eligibility	1
3.	Administration and Delegation	1
	(a) Administration by the Board	1
	(b) Appointment of Committees	2
4.	Shares Available for Awards	2
	(a) Number of Shares	2
	(b) Substitute Awards	2
5.	Share Options	2
	(a) General	2
	(b) Exercise Price	2
	(c) Duration of Options	3
	(d) Exercise of Options	3
	(e) Payment Upon Exercise	3
6.	Share Appreciation Rights	4
	(a) General	4
	(b) Measurement Price	4
	(c) Duration of SARs	4
	(d) Exercise of SARs	4
7.	Other Share-Based Awards	5
	(a) General	5
	(b) Terms and Conditions	5
8.	Adjustments for Changes in Shares and Certain Other Events	5
	(a) Changes in Capitalization	5
	(b) Reorganization Events and Conversion Events	5
	(c) Change in Control Events	7
9.	General Provisions Applicable to Awards	8
	(a) Transferability of Awards	8
	(b) Documentation	8
	(c) Board Discretion	8
	(d) Termination of Status	8
	(e) Withholding	9
	(f) Amendment of Award	10
	(g) Conditions on Delivery of Shares	10
	(h) Acceleration	10
10.	Miscellaneous	11
	(a) No Right To Employment or Other Status	11
	(b) No Rights As Member	11
	(c) Effective Date and Term of Plan	11
	(d) Amendment of Plan	11
	(e) Authorization of Sub-Plans (including Grants to non-U.S. Employees)	11
	(f) Compliance with Section 409A of the Code	11
	(g) Limitations on Liability	12
	(h) Governing Law	12

2015 EQUITY INCENTIVE PLAN

OF

DECIPHERA PHARMACEUTICALS, LLC

1. Purpose

The purpose of this 2015 Equity Incentive Plan (the “Plan”) of Deciphera Pharmaceuticals, LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company’s members by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s members. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the governing body of the Company (the “Board”); provided, however, that such other business ventures shall be limited to entities that, where required by Section 409A of the Code, are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) or applicable successor regulation).

2. Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Rule 701 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor rule)) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6) and Other Share-Based Awards (as defined in Section 7).

3. Administration and Delegation

(a) Administration by the Board. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4. Shares Available for Awards

(a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 525,014 Common Shares (as defined in the Amended and Restated Operating Agreement of Deciphera Pharmaceuticals, LLC) of the Company (each, a “Share” and, together, the “Shares”). The Shares shall be of such class or series of Common Shares as is designated by the Board at the time of grant of an Award. If any Award expires or is terminated, surrendered or canceled without having been fully exercised, is forfeited in whole or in part (including as the result of Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), or results in any Shares not being issued, the unused Shares covered by such Award shall again be available for the grant of Awards under the Plan. Further, Shares tendered to the Company by a Participant to exercise an Award or to satisfy tax withholding obligations arising with respect to an Award shall be added to the number of Shares available for the grant of Awards under the Plan.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options, share awards or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a).

5. Share Options

(a) General. The Board may grant options to purchase Shares (each, an “Option”) and determine the number of Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per Share, as determined by (or in a manner approved by) the Board (“Fair Market Value”), on the date the Option is granted. “Fair Market Value” of a Share for purposes of the Plan will be determined as follows:

(1) if the Shares are not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise;

(2) if the Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(3) if the Shares are listed on the OTCBB, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant.

For any date that is not a trading day, the Fair Market Value of a Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(c) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(d) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form of notice (which may be electronic) approved by the Company, together with payment in full (in a manner specified in Section 5(e)) of the exercise price for the number of Shares for which the Option is exercised. Unless otherwise provided in the applicable Award agreement, an Option shall only become exercisable on the earliest of (i) the consummation of a Change in Control Event (as defined in Section 8(c)), (ii) the effective date of a Conversion Event (as defined in Section 8(b)) and (iii) the day that is 30 days prior to the expiration date of the Option, in each case notwithstanding that the Option may have vested prior to such date. Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.

(e) Payment Upon Exercise. Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) when the Shares are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Shares are registered under the Exchange Act and to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would pay the exercise price for the portion of the Option being exercised by cancelling a portion of the Option for such number of Shares as is equal to the exercise price divided by the excess of the Fair Market Value on the date of exercise over the Option exercise price per Share;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

6. Share Appreciation Rights

(a) General. The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise, to receive a number of Shares or a cash amount or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a Share over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board. Unless otherwise provided in the applicable Award agreement, an SAR shall only become exercisable on the earliest of (i) the consummation of a Change in Control Event and (ii) the effective date of a Conversion Event, in each case notwithstanding that the SAR may have vested prior to such date. Shares (or cash) subject to the SAR will be delivered by the Company as soon as practicable following exercise.

7. Other Share-Based Awards

(a) General. Other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, including but not limited to profits interests, phantom shares or units, restricted shares or units or deferred share units, may be granted hereunder to Participants (“Other Share-Based Awards”). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Shares or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.

8. Adjustments for Changes in Shares and Certain Other Events.

(a) Changes in Capitalization. In the event of any share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend or a tax distribution, (i) the number and class of securities available under the Plan, (ii) the number and class of securities and exercise price per Share of each outstanding Option, (iii) the Share and per-Share provisions and the measurement price of each outstanding SAR, (iv) the Share and per-Share-related provisions and the purchase price, if any, of each outstanding Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.

(b) Reorganization Events and Conversion Events

(1) Definitions.

(i) A “Reorganization Event” shall mean: (A) any merger or consolidation of the Company with or into another entity as a result of which all of the Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or are cancelled, (B) any transfer or disposition of all of the Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (C) any liquidation or dissolution of the Company.

(ii) A “Conversion Event” shall mean: (A) a conversion of the legal form of the Company to a corporation (whether effected by merger, state statute or otherwise) or (B) the election by the Company to be treated as a corporation for U.S. federal income tax purposes.

(2) Consequences of a Reorganization Event or Conversion Event on Awards.

(i) In connection with a Reorganization Event or Conversion Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding entity (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unexercised and/or unvested Awards will terminate immediately prior to the consummation of such Reorganization Event or Conversion Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event or Conversion Event, (iv) in the event of a Reorganization Event or Conversion Event under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event or Conversion Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event or Conversion Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 8(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii) For purposes of Section 8(b)(2)(i)(i), an Award shall be considered assumed if, following consummation of the Reorganization Event or Conversion Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Share subject to the Award immediately prior to the consummation of the Reorganization Event or Conversion Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event or Conversion Event by holders of Shares for each Share held immediately prior to the consummation of the Reorganization Event or Conversion Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Reorganization Event or Conversion Event is not solely common equity interests of the acquiring or succeeding entity (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding entity, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common equity interests of the acquiring or succeeding entity (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Shares as a result of the Reorganization Event or Conversion Event.

(c) Change in Control Events.

(1) Definition. A “Change in Control Event” shall mean:

(i) the acquisition after the date hereof by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of (x) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any equity or membership interest in the Company if, after (but not before) such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the combined voting power of the then-outstanding equity or membership interests of the Company having the right to elect directors of the Company (or otherwise having the right to direct the operation and management of the Company), or (y) the sole power, by the terms of the organizational documents of the Company or by contract, to direct the operation and management of the Company; provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control Event: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlling or controlled by the Company, or (iv) any acquisition by any entity pursuant to a Sale (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

(ii) the consummation of a sale or other disposition of all or substantially all of the assets of the Company (a “Sale”), unless, immediately following such Sale, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the equity or membership interests in the Company immediately prior to such Sale beneficially own, directly or indirectly, more than 50% of the then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting or acquiring entity in such Sale (which shall include, without limitation, an entity which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the “Acquiring Entity”) in substantially the same proportions as their ownership of the equity or membership interest in the Company immediately prior to such Sale and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, 50% or more of the then-outstanding equity or membership interests in the Acquiring Entity or of the combined voting power of the then-outstanding securities of such entity having the right to elect directors (or otherwise having the right to direct the operation and management of such entity) (except to the extent that such ownership existed prior to the Sale).

Notwithstanding any other provision in this definition, where required to avoid additional taxation under Section 409A of the Code, the event that occurs must also be a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” as defined in Treas. Reg. Section 1.409A-3(i)(5).

(2) Consequences of a Change in Control Event on Awards. A Change in Control Event shall have the effect on Awards set forth in Sections 5(d) and 6(d), as well as any additional effects set forth in the applicable Award agreement or otherwise as determined by the Board in its sole discretion.

9. General Provisions Applicable to Awards.

(a) Transferability of Awards. Awards (or any interest in an Award, including, prior to exercise, any interest in the Shares issuable upon exercise of an Option or SAR) shall not be sold, assigned, transferred (including by establishing any short position, put equivalent position (as defined in Rule 16a-1 issued under the Exchange Act) or call equivalent position (as defined in Rule 16a-1 issued under the Exchange Act)), pledged, hypothecated or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, and, during the life of the Participant, shall be exercisable only by the Participant; except that Awards may be transferred to family members (as defined in Rule 701(c)(3) under the Securities Act) through gifts or domestic relations orders or to an executor or guardian upon the death or disability of the Participant; provided, however, that in no event may an Award that is subject to Section 409A of the Code be transferable unless permitted by such section. The Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall deliver to the Company a written instrument, as a condition to such transfer, in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 9(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status.

(1) The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award. A “Designated Beneficiary” means the person or persons designated, in writing in the form and manner prescribed by the Board, by a Participant to receive payments under the Plan in the event of the Participant’s death or, in the absence of such a designation, such Participant’s estate.

(2) Notwithstanding the foregoing, unless otherwise set forth in the applicable Award agreement, upon a Participant’s termination of employment or other service with the Company:

(i) All unvested Options or SARs subject to an Award held by such Participant shall be forfeited and cancelled as of the commencement of business on the date such employment or other service terminates; and

(ii) All vested Options subject to an Award held by such Participant shall remain outstanding until the earliest of: (A) the consummation of a Change in Control Event, (B) if the termination of employment or service occurs prior to a Conversion Event, then for up to three (3) months following a Conversion Event, (C) if the termination of employment or service occurs following a Conversion Event, then for up to three (3) months following the termination of employment or service (such period to be one year in the event that the termination of employment or service was on account of the death or Disability of the Participant) and (D) the expiration date of such Option; provided, in each case that (I) in no event may the Option be exercised following the expiration date of such Option, (II) the Option shall only be exercisable as set forth in Section 5(d), and (III) the Option shall be subject to such other terms as are set forth in the applicable Award agreement.

(iii) All vested SARs subject to an Award held by such Participant shall remain outstanding for a period of up to three (3) months following the termination of employment or service (such period to be one year in the event that the termination of employment or service was on account of the death or Disability of the Participant) or, if earlier, the expiration date of such SAR; provided, in each case that (I) in no event may the SAR be exercised following the expiration date of such SAR, (II) the SAR shall only be exercisable as set forth in Section 6(d), and (III) the SAR shall be subject to such other terms as are set forth in the applicable Award agreement.

For purposes of the Plan, “Disability” or “Disabled” means, when used in connection with the termination of a Participant’s employment or other relationship with the Company, termination on account of “Disability” as defined in the Participant’s employment or similar agreement with the Company. If no employment or other agreement between the Participant and the Company is effective at the time of the event or events giving rise to the “Disability” or the applicable employment or other agreement does not define “Disability”, then a Participant shall be considered to have a Disability if the Participant (a) is unable to engage in any substantial gainful activity or (b) is receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan of the Company, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than twelve (12) months, within the meaning of “disabled” under Sections 22(e)(3) and 409A(a)(2)(C) of the Code.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the

Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any Shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where Shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award.

(1) The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, and changing the date of exercise or realization. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 8.

(2) The Board may, without member approval, amend any outstanding Award granted under the Plan to provide an exercise price per Share that is lower than the then-current exercise price per Share of such outstanding Award. The Board may also, without member approval, cancel any outstanding award (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of Shares and having an exercise price per Share lower than the then-current exercise price per Share of the cancelled award.

(g) Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

10. Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Member. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a member with respect to any Shares to be distributed with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the date on which the Plan was adopted by the Board.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that if at any time the approval of the Company’s members is required under any applicable law, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 10(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

(e) Authorization of Sub-Plans (including Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with Participant’s employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that the Participant is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of

“separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in such individual’s capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

* * * *

DECIPHERA PHARMACEUTICALS, LLC

OPTION AGREEMENT

GRANTED UNDER 2015 EQUITY INCENTIVE PLAN

1. Grant of Option.

This Option Agreement (the “Agreement”) evidences the grant by Deciphera Pharmaceuticals, LLC, a Delaware limited liability company (the “Company”), on [            , 20    ] (the “Grant Date”) to [            ], (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2015 Equity Incentive Plan (the “Plan”), a total of [            ] Common Shares (as defined in the Amended and Restated Operating Agreement of Deciphera Pharmaceuticals, LLC (the “Operating Agreement”) (each, a “Share” and, together, the “Shares”), of the Company at $[            ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [            , 20    ] (the “Final Exercise Date”).

It is intended that the option evidenced by this Agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2. Vesting and Exercisability.

(a) Vesting. This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 2.0833% of the original number of Shares at the end of each successive month following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. On the fourth anniversary of the Vesting Commencement Date, this option will be exercisable as to all Shares (subject to Section 2(b)). For purposes of this Agreement, “Vesting Commencement Date” shall mean [            , 20    ].

The vesting of this Option shall accelerate in full [immediately prior to a Change in Control Event to the extent that the Participant remains an Eligible Participant at such time]/[if, following the consummation of a Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding entity (or an affiliate thereof), as applicable, is terminated by the Company or such entity without Cause] or by the Participant for Good Reason.

If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “Change in Control Event” or “Good Reason,” as the case may be, then such terms shall have the meanings ascribed to such terms in such agreement. Otherwise, such terms shall have the following meanings:

“Change in Control Event” shall mean:

(i) the acquisition after the date hereof by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of (x) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any equity or membership interest in the Company if, after (but not before) such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the combined voting power of the then-outstanding equity or membership interests of the Company having the right to elect directors of the Company (or otherwise having the right to direct the operation and management of the Company), or (y) the sole power, by the terms of the organizational documents of the Company or by contract, to direct the operation and management of the Company; provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlling or controlled by the Company, or (iv) any acquisition by any entity pursuant to a Sale (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

(ii) the consummation of a sale or other disposition of all or substantially all of the assets of the Company (a “Sale”), unless, immediately following such Sale, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the equity or membership interests in the Company immediately prior to such Sale beneficially own, directly or indirectly, more than 50% of the then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting or acquiring entity in such Sale (which shall include, without limitation, an entity which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the “Acquiring Entity”) in substantially the same proportions as their ownership of the equity or membership interest in the Company immediately prior to such Sale and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, 50% or more of the then-outstanding equity or membership interests in the Acquiring Entity or of the combined voting power of the then-outstanding securities of such entity having the right to elect directors (or otherwise having the right to direct the operation and management of such entity) (except to the extent that such ownership existed prior to the Sale).

Notwithstanding any other provision in this definition, where required to avoid additional taxation under Section 409A of the Code, the event that occurs must also be a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” as defined in Treas. Reg. Section 1.409A-3(i)(5).

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“Good Reason” shall mean (i) the relocation of the Company’s offices such that the Participant’s daily commute is increased by at least thirty (30) miles each way without the written consent of the Participant; (ii) material reduction of the Participant’s annual base salary without the prior consent of the Participant (other than in connection with, and substantially proportionate to, reductions by the Company of the annual base salary of more than fifty percent (50%) of its employees); or (iii) material diminution in the Participant’s duties, authority or responsibilities without the prior consent of the Participant, other than changes in duties, authority or responsibilities resulting from the Participant’s misconduct; provided, however, that any reduction in duties, authority or responsibilities or reduction in the level of management to which the Participant reports resulting solely from a Change in Control which results in the Company being acquired by and made a part of a larger entity shall not constitute Good Reason; provided, further, however, that no such events or conditions shall constitute Good Reason unless (x) the Participant gives the Company a written notice of termination for Good Reason not more than ninety (90) days after the initial existence of the event or condition, (y) the grounds for termination, if susceptible to correction, are not corrected by the Company within thirty (30) days of its receipt of such notice and (z) the Participant’s termination of services to the Company occurs within six months following the Company’s receipt of such notice.

(b) Exercisability. This option shall only become exercisable on the earliest of (i) the consummation of a Change in Control Event (as defined in the Plan), (ii) the effective date of a Conversion Event (as defined in the Plan) and (iii) the day that is 30 days prior to the Final Exercise Date, in each case notwithstanding that the option may have vested pursuant to Section 2(a) prior to such date. The right of exercise shall be cumulative so that, once exercisable, to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested and exercisable until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3. Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be accompanied by a completed Notice of Share Option Exercise in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. In addition, the Company may require that in order to exercise the option, the Participant execute, and become a party to, such other agreements and documents as is determined by the Board in its sole discretion, including, without limitation, the Operating Agreement. The Participant may purchase less than the number of Shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares. In the sole discretion of the Board, upon exercise of the option, the Company may deliver cash in an amount equal to the Fair Market Value (as defined in the Plan) of the Shares that otherwise would have been delivered to the Participant in connection with such exercise.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company, any parent or subsidiary of the

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Company as defined in Section 424(e) or (f) of the Code or any other entity the service providers of which are eligible to receive Awards under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below:

(1) The unvested portion of the option shall be forfeited and cancelled as of the commencement of business on the date such status as an Eligible Participant terminates; and

(2) The vested portion of the option shall remain outstanding until the earliest of (i) the consummation of a Change in Control Event, (ii) if the status as an Eligible Participant terminates prior to a Conversion Event, then for up to three (3) months following a Conversion Event, (iii) if the status as an Eligible Participant terminates following a Conversion Event, then for up to three (3) months following the termination of status as an Eligible Participant (such period to be up to one year in the event that the termination of status as a Eligible Participant terminates on account of the death or Disability (as defined in the Plan) of the Participant), and (iv) the Final Exercise Date; provided, in each case that (A) in no event may the option be exercised following the Final Exercise Date and (B) the Option shall only be exercisable in accordance with Section 2(b).

Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment or other relationship by the Company for Cause, and the effective date of such termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment or other relationship shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment or other relationship). If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

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4. Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices any certificate(s) representing the Offered Shares to be purchased by the Company. Promptly following receipt of such certificate(s), the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice[, and provided further that such transfer shall remain subject to the provisions of the Operating Agreement (including any applicable restrictions on transfer)]. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not make any distributions to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a member with respect to such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

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(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the outstanding equity or membership interests of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the Shares in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding equity or membership interests, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the equity or membership interests of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting, surviving or acquiring entity in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay distributions to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain option agreement with the Company.”

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5. Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Shares pursuant to a registration statement under the Securities Act, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Shares or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4) or any similar successor provision), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the Shares or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6. Tax Matters.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7. Transfer Restrictions.

(a) This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) The Participant agrees that he or she will not transfer any Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Sections 4, 5 and 6; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with the terms of such section, (2) Section 5 after such provision has terminated in accordance with Section 5(e) or (3) Section 6 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

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8. Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. The Participant hereby accepts the foregoing option and agrees to the terms and conditions thereof. The Participant hereby acknowledges receipt of a copy of the Company’s 2015 Equity Incentive Plan.

COMPANY:

DECIPHERA PHARMACEUTICALS, LLC

By:
Name:
Title:

PARTICIPANT:

By:
Name:

Address:

SPOUSAL CONSENT:

By:
Name:

Address:

SIGNATURE PAGE TO OPTION AGREEMENT

EXHIBIT A

NOTICE OF SHARE OPTION EXERCISE

[DATE]

Deciphera Pharmaceuticals, LLC

1601 Trapelo Road, Suite 152

Waltham, MA 02451

Attention: Treasurer

Dear Sir or Madam:

I am the holder of an Option granted to me under the Deciphera Pharmaceuticals, LLC (the “Company”) 2015 Equity Incentive Plan on [            ]for the purchase of [            ] shares of the Company at a purchase price of $[            ] per share.

I hereby exercise my option to purchase [            ] shares (the “Shares”), for which I have enclosed [            ] in the amount of [            ]. Please register my share certificate as follows:

Name(s):

Address:

I represent, warrant and covenant as follows:

1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any shares of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

Very truly yours,
[Name]

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DECIPHERA PHARMACEUTICALS, LLC

AWARD AGREEMENT

EVIDENCING THE GRANT OF A SAR

PURSUANT TO THE 2015 EQUITY INCENTIVE PLAN

1. Grant of SAR

This agreement evidences the grant by Deciphera Pharmaceuticals, LLC, a Delaware limited liability company (the “Company”), on [            , 20    ] (the “Grant Date”) to [            ], (the “Participant”), of a share appreciation right (a “SAR”), on the terms provided herein and in the Company’s 2015 Equity Incentive Plan (the “Plan”), with respect to [            ] Shares at a measurement price of $[            ] per Share. Unless earlier terminated, this SAR shall expire at [            ], Mountain time, on [            , 20    ] (the “Final Exercise Date”).

Except as otherwise provided, capitalized terms used in this agreement and not otherwise defined herein shall have the meanings set forth in the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this agreement, shall include any person who acquires the right to the benefits of this SAR validly under its terms.

2. Vesting Schedule

(a) This SAR shall vest as to 25% of the number of Shares upon which it is based on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 2.0833% of the number of Shares upon which it is based at the end of each successive one-month period following the first anniversary of the Vesting Commencement Date, until the fourth anniversary of the Vesting Commencement Date, provided that the Participant continuously remains an employee, talent, officer or director of, or advisor or consultant to, the Company (an “Eligible Participant”) through the applicable Vesting Date (as defined below). For purposes of this Agreement, “Vesting Commencement Date” shall mean [            , 20    ], and “Vesting Date” shall mean a date after the Vesting Commencement Date upon which all or a portion of the SAR vests.

[The vesting of this SAR shall accelerate in full [immediately prior to a Change in Control Event to the extent that the Participant remains an Eligible Participant at such time]/[if, following the consummation of a Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding entity (or an affiliate thereof), as applicable, is terminated without Cause].]

(b) Notwithstanding the foregoing, this SAR shall only become exercisable following the first to occur of (i) the consummation of a Change in Control Event and (ii) a Conversion Event.

If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “Change in Control Event” or “Conversion Event,” as the case may be, then such terms shall have the meanings ascribed to such terms in such agreement. Otherwise, such terms shall have the following meanings:

“Change in Control Event” shall mean:

(i) the acquisition after the date hereof by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “Person”) of (x) beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any equity or membership interest in the Company if, after (but not before) such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the combined voting power of the then-outstanding equity or membership interests of the Company having the right to elect directors of the Company (or otherwise having the right to direct the operation and management of the Company), or (y) the sole power, by the terms of the organizational documents of the Company or by contract, to direct the operation and management of the Company; provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlling or controlled by the Company, or (iv) any acquisition by any entity pursuant to a Sale (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

(ii) the consummation of a sale or other disposition of all or substantially all of the assets of the Company (a “Sale”), unless, immediately following such Sale, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the equity or membership interests in the Company immediately prior to such Sale beneficially own, directly or indirectly, more than 50% of the then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting or acquiring entity in such Sale (which shall include, without limitation, an entity which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring entity is referred to herein as the “Acquiring Entity”) in substantially the same proportions as their ownership of the equity or membership interest in the Company immediately prior to such Sale and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Entity) beneficially owns, directly or indirectly, 50% or more of the then-outstanding equity or membership interests in the Acquiring Entity or of the combined voting power of the then-outstanding securities of such entity having the right to elect directors (or otherwise having the right to direct the operation and management of such entity) (except to the extent that such ownership existed prior to the Sale).

Notwithstanding any other provision in this definition, where required to avoid additional taxation under Section 409A of the Code, the event that occurs must also be a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation” as defined in Treas. Reg. Section 1.409A-3(i)(5).

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“Conversion Event” shall mean: (A) a conversion of the legal form of the Company to a corporation (whether effected by merger, state statute or otherwise) or (B) the election by the Company to be treated as a corporation for U.S. federal income tax purposes.

3. Exercise of SAR

(a) Form of Exercise. Each election to exercise this SAR shall be (i) in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement and any other documentation as determined by the Board in its sole discretion, or (ii) in any other form of notice (including electronic notice) approved by the Board.

(b) Benefit upon Exercise. Exercise of this SAR shall entitle the Participant to a cash payment equal to (i) the difference between (x) the Fair Market Value of one Share as of the date of exercise and (y) the measurement price per Share of this SAR, multiplied by (ii) the number of Shares with respect to which this SAR is being exercised. The Company shall have the right, in its sole discretion, to elect to deliver to the Participant, in lieu of all or a portion of the cash payment, a number of Shares having a Fair Market Value equal to such amount. The Company shall make such payment (net of any amounts withheld to satisfy any withholding tax requirements) as soon as administratively possible and, in any event, within 60 days after the date of exercise.

(c) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this SAR may not be exercised unless the Participant, at the time he or she exercises this SAR, is, and has been at all times since the Grant Date, an Eligible Participant, such continuous relationship determined in a manner consistent with Section 409A of the Code.

(d) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (f) below, the right to exercise this SAR shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this SAR shall be exercisable only to the extent that the SAR was vested on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this SAR shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(e) Exercise Period Upon Death or Disability. If the Participant dies or becomes Disabled prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for Cause as specified in paragraph (f) below, this SAR shall be exercisable (subject to Section 2(b)), within the period of one year following the date of death or Disability of the Participant, by the Participant (or, in the case of death, by an authorized transferee), provided that this SAR shall be exercisable only to the extent that the SAR was vested on the date of such death or Disability, and further provided that this SAR shall not be exercisable after the Final Exercise Date.

(f) Termination for Cause. If, prior to the Final Exercise Date, the Company terminates the Participant’s employment or other relationship with the Company for Cause (as

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defined below), the right to exercise this SAR shall terminate immediately upon the effective date of such termination of employment or other relationship. If the Participant is party to an employment, consulting or severance agreement with the Company that contains a definition of “cause” for termination of employment or other relationship, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

4. Withholding

The Company shall have the right to reduce the amounts payable upon the exercise of this SAR by the minimum amount sufficient to satisfy any federal, state, and local withholding tax requirements attributable to the Participant with respect to the exercise of this SAR, including, but not limited to, withholding a number of Shares with a Fair Market Value equal to such minimum amount of withholding if the Company elects to deliver Shares upon exercise of the SAR, or require the Participant to make such other provision necessary for the payment of such withholding tax requirements.

5. Nontransferability of SAR

This SAR may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant shall be entitled to receive payment upon the exercise of this SAR.

6. Provisions of the Plan

This SAR is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this SAR.

7. Company Right of First Refusal

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Shares acquired upon exercise of this SAR, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to

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purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices any certificate(s) representing the Offered Shares to be purchased by the Company. Promptly following receipt of such certificate(s), the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice, and provided further that such transfer shall remain subject to the provisions of the Operating Agreement (including any applicable restrictions on transfer). Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 7 shall remain subject to the right of first refusal set forth in this Section 7 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 7.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not make any distributions to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a member with respect to such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 7:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”); and

(3) the sale of all or substantially all of the outstanding equity or membership interests of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 7.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 7 to one or more persons or entities.

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(g) Termination. The provisions of this Section 7 shall terminate upon the earlier of the following events:

(1) the closing of the Shares in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding equity or membership interests, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the equity or membership interests of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting, surviving or acquiring entity in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 7, or (2) to treat as owner of such Shares or to pay distributions to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. Any certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain share appreciation right agreement with the Company.”

8. Repurchase Rights

(a) If the Company elects to deliver Shares upon exercise of this SAR pursuant to Section 3(b), the Company shall have the right (but not the obligation) to repurchase (the “Repurchase Right”) any or all of the Shares in the event that the Participant ceases to be an Eligible Participant for any reason. The repurchase price of the Shares purchased pursuant to this Repurchase Right shall be equal to the Fair Market Value of the Shares as of the date the Company determines to repurchase the Shares, provided that if the Participant’s employment or other relationship with the Company is terminated for Cause, then the Company may require the Participant to forfeit the Shares for no consideration. Upon exercise of the Repurchase Right, the Participant shall be obligated to sell (or, in the case of a termination for Cause, forfeit) his or her Shares to the Company, as provided in this Section 8. In the event the Company does not exercise the Repurchase Right with respect to all of the Shares, Section 7 shall nevertheless continue to apply with respect to any remaining Shares.

(b) The Company may exercise the Repurchase Right for 90 days after the Participant ceases to be an Eligible Participant by giving the Participant and/or any other person obligated to

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sell the Shares written notice of the number of Shares which the Company desires to repurchase. The repurchase price for the Shares (if any) shall be payable, at the option of the Company, by cash or check, by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company, or by any combination thereof.

(c) In the event the Company has elected to exercise the Repurchase Right as to part or all of the Shares within the period described above, Participant or such other person shall deliver to the Company any certificate(s) representing the Shares to be acquired by the Company within 30 days following the date of notice from the Company. The Company shall deliver to the Participant, against delivery of the Shares, a check of the Company, an acknowledgement of cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company, or by any combination thereof or such other form of payment permitted hereunder, payable to Participant and/or any other person obligated to transfer the Shares in the aggregate amount of the repurchase price (if any) to be paid as set forth above.

(d) If the Participant (i) files an involuntary petition under bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors, (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Shares and such involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (iii) is required to transfer the Shares by operation of law or by order or decree of any court, then the Company shall have the option to exercise the Repurchase Right, whether or not the Participant has then ceased to be an Eligible Participant.

(e) The Repurchase Right shall terminate upon the earlier of the following events:

(1) the closing of the Shares in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

(2) the sale of all or substantially all of the outstanding equity or membership interests, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the equity or membership interests of the Company immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of then-outstanding equity or membership interests and the combined voting power of the then-outstanding securities having the right to elect directors (or otherwise having the right to direct the operation and management), respectively, of the resulting, surviving or acquiring entity in such transaction).

(f) The Company may assign its Repurchase Right under this Section 8 without the consent of the Participant.

* * * * *

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IN WITNESS WHEREOF, the Company has caused this SAR to be executed by its duly authorized officer. This SAR shall take effect as a sealed instrument.

DECIPHERA PHARMACEUTICALS, LLC

Date:	By:

Name:

Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing SAR award and agrees to all of the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2015 Equity Incentive Plan.

By:
(signature)

Name:
(printed)

Address: